UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: April 25, 2008

Date of earliest event reported: April 21, 2008

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PACIFIC ASIA PETROLEUM, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-52770	30-0349798
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

250 East Hartsdale Ave., Hartsdale, New York 10530

(Address of principal executive offices)

(914) 472-6070

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

Effective April 24, 2008, Pacific Asia Petroleum, Inc. (the “Company”) entered into four amendment agreements (“Amendment Agreements”) with ChevronTexaco China Energy Company (“ChevronTexaco”) and Pacific Asia Petroleum, Ltd., the Company’s wholly-owned Hong Kong subsidiary (“PAPL”), amending those certain four asset transfer agreements (the “Chevron Agreements”) entered into in September 2007 with ChevronTexaco and PAPL for the purchase by the Company of participating interests held by ChevronTexaco in production sharing contracts in respect of four coalbed methane and tight gas sand resource blocks located in the Shanxi Province of China referred to as the Baode Area, the Linxing Area, the Shenfu Area, and the San Jiao Bei Area. Pursuant to the Amendment Agreements, the parties agreed to, among other things, (i) reduce the base purchase price with respect to the Baode Area from $13 million to $2 million, (ii) remove the Company’s obligation to pay interest to ChevronTexaco on the cash portion of the base purchase price for the Baode Area assets, with final payment due upon delivery of these assets to the Company, and (iii) extend the deadlines for satisfaction of certain closing conditions, including receipt of necessary Chinese government approvals, from June 6, 2008 to November 6, 2008. The closing of the asset transfers contemplated pursuant to the Chevron Agreements, as amended, is contingent upon a number of conditions precedent, including the approval of certain related agreements by the PRC Ministry of Land and Natural Resources and the assignment of ChevronTexaco’s participating interest by the PRC Ministry of Commerce, which approvals and assignment are currently in the process of being requested.

Effective April 21, 2008, the Company entered into a letter agreement, dated April 10, 2008, by and among the Company and certain international banking institutions (“Co-Lead Managers”), pursuant to which the Company appointed the Co-Lead Managers to act as co-lead managers in the Company’s proposed offering of approximately USD75,000,000 principal amount of redeemable convertible preference shares outside of the United States on terms and conditions to be agreed upon between the Company and the Co-Lead Managers (the “Offering”). The Company’s ability to consummate the Offering is subject to numerous contingencies beyond its control. Additionally, the letter agreement does not obligate the Co-Lead Managers to purchase or place any of the Company’s securities. Accordingly, there can be no assurance that the Offering will be completed in a timely manner or at all. If the Company is able to successfully close the Offering, it intends to use the proceeds to fund the purchase of participating interests held by ChevronTexaco pursuant to the Chevron Agreements, as amended. Any additional proceeds raised in the Offering would be used by the Company for exploration and development of these properties.

This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any of the securities mentioned in this Current Report. This Current Report is being issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933, as amended. These securities described in this Current Report have not been registered under the Securities Act of 1933, as amended, or any state securities laws, and may not be offered or sold in the United States absent an effective registration statement covering such securities or an applicable exemption from such registration requirements.

This Current Report on Form 8-K includes statements made herein about the Company and the Chevron Agreements, as amended, which are subject to a number of uncertainties that could cause actual results to differ materially from the statements made, including risks associated with the ability of the Company and ChevronTexaco to satisfy all conditions to closing. For information about these and other risks that may affect the Company, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 and the Company’s other reports filed from time to time with the Securities and Exchange Commission. The Company assumes no obligation to update the forward-looking information in this Current Report on Form 8-K.

The preceding is qualified in its entirety by reference to the Amendment Agreements that are filed with this Current Report on Form 8-K as Exhibits 10.1, 10.2, 10.3, and 10.4, respectively, and are incorporated by reference herein.

Item 9.01

Financial Statements and Exhibits.

(d)

Exhibits

Exhibit Number	Description

10.1

Amendment Agreement to Asset Transfer Agreement – Baode Area Between ChevronTexaco China Energy Company, Pacific Asia Petroleum, Ltd. and Pacific Asia Petroleum, Inc. dated September 7, 2007, Regarding the Sale of Participating Interest in the Production Sharing Contract in Respect of the Resources in the Baode Area, dated April 24, 2008.

10.2

Amendment Agreement to Asset Transfer Agreement – San Jiao Bei Area Between ChevronTexaco China Energy Company, Pacific Asia Petroleum, Ltd. and Pacific Asia Petroleum, Inc. dated September 7, 2007, Regarding the Sale of Participating Interest in the Production Sharing Contract in Respect of the Resources in the San Jiao Bei Area, dated April 24, 2008.

10.3

Amendment Agreement to Asset Transfer Agreement – Linxing Area Between ChevronTexaco China Energy Company, Pacific Asia Petroleum, Ltd. and Pacific Asia Petroleum, Inc. dated September 7, 2007, Regarding the Sale of Participating Interest in the Production Sharing Contract in Respect of the Resources in the Linxing Area, dated April 24, 2008.

10.4

Amendment Agreement to Asset Transfer Agreement – Shenfu Area Between ChevronTexaco China Energy Company, Pacific Asia Petroleum, Ltd. and Pacific Asia Petroleum, Inc. dated September 7, 2007, Regarding the Sale of Participating Interest in the Production Sharing Contract in Respect of the Resources in the Shenfu Area, dated April 24, 2008.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 25, 2008

PACIFIC ASIA PETROLEUM, INC.

By:	/s/ FRANK C. INGRISELLI
Frank C. Ingriselli
Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1

Amendment Agreement to Asset Transfer Agreement – Baode Area Between ChevronTexaco China Energy Company, Pacific Asia Petroleum, Ltd. and Pacific Asia Petroleum, Inc. dated September 7, 2007, Regarding the Sale of Participating Interest in the Production Sharing Contract in Respect of the Resources in the Baode Area, dated April 24, 2008.

10.2

Amendment Agreement to Asset Transfer Agreement – San Jiao Bei Area Between ChevronTexaco China Energy Company, Pacific Asia Petroleum, Ltd. and Pacific Asia Petroleum, Inc. dated September 7, 2007, Regarding the Sale of Participating Interest in the Production Sharing Contract in Respect of the Resources in the San Jiao Bei Area, dated April 24, 2008.

10.3

Amendment Agreement to Asset Transfer Agreement – Linxing Area Between ChevronTexaco China Energy Company, Pacific Asia Petroleum, Ltd. and Pacific Asia Petroleum, Inc. dated September 7, 2007, Regarding the Sale of Participating Interest in the Production Sharing Contract in Respect of the Resources in the Linxing Area, dated April 24, 2008.

10.4

Amendment Agreement to Asset Transfer Agreement – Shenfu Area Between ChevronTexaco China Energy Company, Pacific Asia Petroleum, Ltd. and Pacific Asia Petroleum, Inc. dated September 7, 2007, Regarding the Sale of Participating Interest in the Production Sharing Contract in Respect of the Resources in the Shenfu Area, dated April 24, 2008.